Exhibit 4.1

INCORPORATED UNDER THE LAWS OF DELAWARE NUMBER SHARES AIT THERAPEUTICS, INC. Fully Paid Non Assessable $0.0001 Par Value COMMON STOCK CUSIP NO. 001448 109 THIS CERTIFIES THAT IS THE RECORD HOLDER OF Shares of AIT THERAPEUTICS, INC. Capital Stock transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers. Dated: COUNTERSIGNED AND REGISTERED ACTION STOCK TRANSFER CORP. 2469 E Ft. Union Blvd., #214, Salt Lake City, UT 84121 By: TRANSFER AGENT-AUTHORIZED SIGNATURE PRESIDENT SECRETARY AIT THERAPEUTICS, INC. SEAL DELAWARE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	__________ Custodian __________
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with rights of		under Uniform Gifts to Minors
		survivorship and not as tenants in		Act __________________________
		common		(State)
			UNIF TRF MIN ACT -	__________ Custodian (until age ____)
(Cust)
________under Uniform Transfers
(Minor)
to Minors Act______________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE ____________________________

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.